UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8031

Seligman Value Fund Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Large-Cap Value Fund

Annual Report

December 31, 2005

A Value Approach to
Seeking the Capital
Appreciation Potential
of Larger Companies

J. & W. SELIGMAN & CO.

INCORPORATED
ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Managers	2
Performance Overview	4
Portfolio Overview	7
Understanding and Comparing Your Fund’s Expenses	9
Portfolio of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	30
Required Federal Income Tax Information	31
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	32
Directors and Officers	38
Additional Fund Information	42

To The Shareholders

Your annual shareholder report for Seligman Large-Cap Value Fund follows this letter. The report contains an interview with your Portfolio Managers, investment results, a portfolio of investments, and audited financial statements.

For the year ended December 31, 2005, the Fund delivered a total return of 10.08% based on the net asset value of Class A shares. During the same period, the Lipper Large-Cap Value Funds Average posted a total return of 5.72%, and the Russell 1000 Value Index returned 7.05%. For the same period, the broader market, as measured by the S&P 500 Index, returned 4.90%.

Thank you for your continued support of Seligman Large-Cap Value Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 23, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP Independent Registered Public Accounting Firm Deloitte & Touche LLP	(800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

1

Interview With Your Portfolio Managers
Neil T. Eigen and Richard S. Rosen

Q:	How did Seligman Large-Cap Value Fund, Inc. perform during the fiscal year ended December 31, 2005?

A:	For the year ended December 31, 2005, Seligman Large-Cap Value Fund posted a total return of 10.08% based on the net asset value of Class A shares. For the same period, the Fund’s peers, measured by the Lipper Large-Cap Value Funds Average, posted a total return of 5.72%, and the Russell 1000 Value Index returned 7.05%. The broader market, as measured by the S&P 500 Index, returned 4.90% for the period.

Q:	What market conditions and events materially affected the performance of the Fund for the period?

A.	The year 2005 was a period in which we saw continued economic strengthening. Corporate profits continued to grow — reaching levels not seen since the mid-1960s, and corporate balance sheets, overall, were outstanding. Companies continued to put their large cash balances to work buying back stock and raising their dividends. We saw indications of an improving economic picture in Europe and witnessed an impressive economic upswing in Japan. While the Federal Reserve Board continued its policy of monetary tightening, increasing the overnight fed funds rate eight times for a total of two percentage points in 2005, and energy prices hit all-time highs, the markets, in large part, ignored these factors. The resulting overall economic backdrop was quite favorable.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A.	Rising interest rates and increasing energy prices created headwinds for many companies in 2005. Companies with superior pricing power that were able to raise prices in last year’s economic environment enjoyed strong gains. The largest contributor to Fund performance for the period was the Energy sector. Energy posted the largest gains for the Russell 1000 Value benchmark, largely due to energy prices soaring to record levels. While the Fund was underweight relative to its benchmark, superior stock selection within the sector resulted in returns for the Fund more than double the benchmark’s sector return. The Fund’s holding with the largest positive contribution to returns in 2005 was an energy company that posted returns in excess of 100% for the year.

The Fund’s Industrial stocks delivered strong gains for the period, particularly rail stocks in which the portfolio held a sizable weighting. We were drawn to rail stocks, as they have begun to demonstrate an ability to raise prices, thanks to the huge growth of imported goods arriving in west coast ports from Asia in recent years. Trucks and rails are the most common vehicles for transporting these goods around the country. A shortage of truck drivers, however, has led to an enormous demand for rail car capacity. This increased demand, coupled with improved pricing power, enabled rail stocks to reap significant returns in 2005. Outside of rails, we felt confident that the Industrials sector, in general, would

2

Interview With Your Portfolio Managers
Neil T.Eigen and Richard S. Rosen

perform well against 2005’s economic backdrop, and weighted the portfolio double that of the benchmark. Our stock selection within the sector, and our weighting conviction that the sector would perform well, paid off, enabling the Fund to outperform the benchmark. Stock selection within Consumer Discretionary added further to the Fund’s outperformance. One of the Fund’s top-performing companies for the period, also one of the Fund’s largest holdings, was a large multiline retailer that delivered robust returns in 2005. Further, the Fund was underweight in the sector, which helped investment results, as it was the weakest-performing sector in the benchmark for the period. The Financials sector also contributed positively to performance. The Fund was underweight, but superior stock selection resulted in sector outperformance for the Fund. As value managers, we tend to underweight Health Care, a traditional growth sector. We felt the sector was undervalued, however, and thought that there were many opportunities as the market began to talk about growth. The portfolio was double the benchmark’s weight in Health Care in 2005, and a combination of sector and stock selection resulted in gains for the Fund nearly double that of the benchmark.

Areas of relative underperformance for the Fund were Information Technology, Consumer Staples, and Telecommunications Services, largely attributable to adverse stock selection in each of the three sectors. While the Fund was able to post a slight gain in Consumer Staples, the two technology-related sectors detracted from overall performance for the Fund.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund’s Co-Portfolio Manager, are assisted by Jennifer Haberkorn (assistant trader), David Levy (head trader), and Kari Montanus. The Team is responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

3

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Large-Cap Value Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com¹ by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares do not have any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, in Class B shares, without the 5% CDSC, and Class D shares, without the 1% CDSC, to a $10,000 investment made in Russell 1000 Value Index and the Standard & Poor’s 500 Composite Stock Index (S&P 500), since the Fund’s commencement of operations through December 31, 2005. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Russell 1000 Value Index and the S&P 500 Index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1 The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statment of additional information.

4

Performance Overview

Investment Results

Total Returns

For Periods Ended December 31, 2005

		Average Annual
	Six Months*	One Year	Five Years	Class A, B, and D Since Inception 4/25/97		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	1.84%	4.84%	0.60%	7.45%		n/a	n/a	n/a
Without Sales Charge	6.95	10.08	1.59	8.06		n/a	n/a	n/a
Class B
With CDSC†	1.48	4.31	0.43	n/a		n/a	n/a	n/a
Without CDSC	6.48	9.31	0.82	7.32	ø	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	4.40	7.17	0.60	n/a		2.84%	n/a	n/a
Without Sales Charge and CDSC	6.48	9.22	0.80	n/a		3.01	n/a	n/a
Class D
With 1% CDSC	5.57	8.32	n/a	n/a		n/a	n/a	n/a
Without CDSC	6.57	9.32	0.82	7.23		n/a	n/a	n/a
Class I	7.21	10.78	n/a	n/a		n/a	5.43%	n/a
Class R
With 1% CDSC	5.78	8.81	n/a	n/a		n/a	n/a	n/a
Without CDSC	6.78	9.81	n/a	n/a		n/a	n/a	20.87%
Lipper Large-Cap Value Funds Average**	5.43	5.72	3.10	7.41	øø	3.37	5.41	15.81
Lipper Multi-Cap Value Funds Average**	5.47	6.37	5.42	8.63	øø	5.48	7.72	17.88
Russell 1000 Value Index**	5.20	7.05	5.28	9.90		10.93	8.62	18.28
S&P 500**	5.75	4.90	0.54	7.44		1.15	4.05	14.24

*	Returns for periods of less than one year are not annualized.
**	The Lipper Large-Cap Value Funds Average, the Lipper Multi-Cap Value Funds Average, the Russell 1000 Value Index, and the Standard & Poor’s 500 Composite Stock Index (S&P 500) are unmanaged benchmarks that assume investment of all distributions. The Russell 1000 Value Index and the S&P 500 exclude the effect of taxes, fees and sales charges, and the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average exclude the effect of taxes and sales charges. The Lipper Large-Cap Value Funds Average measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion at December 31, 2005). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-growth value, compared to the S&P 500. The Lipper Multi-Cap Value Funds Average measures the performance of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies with market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion at December 31, 2005). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year-sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (large-cap value segment of the US equity universe) with lower price-to-book ratios and higher forecasted growth values. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. As of December 31, 2005, Lipper classifies the Fund as a Multi-Cap Value Fund. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
ø	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.
øø	From April 24, 1997.

5

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/05	$12.79	$12.33	$12.32	$12.31	$12.96	$12.76
6/30/05	11.96	11.58	11.57	11.56	12.09	11.95
12/31/04	11.62	11.28	11.28	11.27	11.70	11.62

6

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004
Common Stocks:
Aerospace and Defense	2	$9,293,365	$14,252,850	5.9	6.9
Automobiles	—	—	—	—	2.9
Capital Markets	1	8,875,879	7,007,000	2.9	3.3
Chemicals	4	20,033,246	25,312,800	10.6	6.5
Commercial Banks	2	12,526,681	15,155,400	6.3	6.7
Communications Equipment	—	—	—	—	1.8
Computers and Peripherals	1	7,243,453	6,576,000	2.7	3.1
Diversified Financial Services	1	7,433,058	7,541,100	3.1	3.3
Food and Staples Retailing	1	5,070,783	6,916,700	2.8	3.4
Health Care Equipment and Supplies	2	11,862,812	13,078,620	5.5	5.4
Health Care Providers and Services	1	6,492,991	7,070,000	2.9	—
Independent Power Producers and Energy Traders	1	3,840,794	7,915,000	3.3	—
Industrial Conglomerates	2	11,322,051	12,349,100	5.2	3.6
Insurance	3	20,703,139	24,106,470	10.1	12.4
IT Services	1	8,583,848	8,525,000	3.6	—
Machinery	1	4,643,757	6,932,400	2.9	2.7
Multi-Utilities	—	—	—	—	3.6
Multiline Retail	1	2,733,789	7,784,000	3.2	3.3
Oil, Gas and Consumable Fuel	3	11,444,138	20,396,774	8.5	7.0
Paper and Forest Products	—	—	—	—	3.3
Pharmaceuticals	1	8,660,444	7,601,550	3.2	2.7
Road and Rail	2	10,190,494	15,263,950	6.4	5.3
Specialty Retail	1	5,681,153	4,851,000	2.0	3.0
Thrifts and Mortgage Finance	1	5,141,710	7,612,500	3.2	6.4
Tobacco	1	4,096,373	7,472,000	3.1	3.5
Wireless Telecommunication Services	1	7,223,524	6,540,800	2.7	—
	34	193,097,482	240,261,014	100.1	100.1
Short-Term Holding and Other Assets Less Liabilities	1	(304,990)	(304,990)	(0.1)	(0.1)
Net Assets	35	$192,792,492	$239,956,024	100.0	100.0

7

Portfolio Overview

Largest Industries

December 31, 2005

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Sprint Nextel*
E. I. duPont de Nemours*
Tyco International*
Williams Companies*
Amdocs
Wyeth
US Bancorp

Largest Sales
Georgia-Pacific**
Allstate**
Cisco Systems**
Avon Products**
Valero Energy
Caterpillar
Baxter International
Praxair
The St. Paul Travelers Companies
Prudential Financial

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings†

December 31, 2005

Security	Value	Percent of Net Assets
UnumProvident	$10,010,000	4.2
Valero Energy	8,772,000	3.7
Amdocs	8,525,000	3.6
AES	7,915,000	3.3
JC Penney	7,784,000	3.2
US Bancorp	7,771,400	3.2
Union Pacific	7,648,450	3.2
CSX	7,615,500	3.2
Washington Mutual	7,612,500	3.2
Wyeth	7,601,550	3.2

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

8

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05
Class A	$1,000.00	1.61%	$1,069.50	$8.39	$1,017.10	$8.18
Class B	1,000.00	2.36	1,064.80	12.29	1,013.30	11.98
Class C	1,000.00	2.36	1,064.80	12.29	1,013.30	11.99
Class D	1,000.00	2.36	1,065.70	12.30	1,013.30	11.99
Class I	1,000.00	0.93	1,072.10	4.88	1,020.50	4.75
Class R	1,000.00	1.86	1,067.80	9.70	1,015.82	9.46

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

9

Portfolio of Investments

December 31, 2005

	Shares	Value
Common Stocks 100.1%
Aerospace and Defense 5.9%
Honeywell International	180,000	$6,705,000
United Technologies	135,000	7,547,850
		14,252,850
Capital Markets 2.9%
The Bank of New York	220,000	7,007,000
Chemicals 10.6%
Dow Chemical	160,000	7,011,200
E. I. duPont de Nemours	162,000	6,885,000
Praxair	115,000	6,090,400
Rohm and Haas	110,000	5,326,200
		25,312,800
Commercial Banks 6.3%
Bank of America	160,000	7,384,000
US Bancorp	260,000	7,771,400
		15,155,400
Computers and Peripherals 2.7%
International Business Machines	80,000	6,576,000
Diversified Financial Services 3.1%
JPMorgan Chase	190,000	7,541,100
Food and Staples Retailing 2.8%
Costco Wholesale	140,000	6,916,700
Health Care Equipment and Supplies 5.5%
Baxter International	170,000	6,400,500
Medtronic	116,000	6,678,120
		13,078,620
Health Care Providers and Services 2.9%
HCA	140,000	7,070,000
Independent Power Producers and Energy Traders 3.3%
AES*	500,000	7,915,000
Industrial Conglomerates 5.2%
General Electric	200,000	7,010,000
Tyco International	185,000	5,339,100
		12,349,100

See footnotes on page 12.

10

Portfolio of Investments
December 31, 2005

	Shares	Value
Insurance 10.1%
Prudential Financial	98,000	$7,172,620
The St. Paul Travelers Companies	155,000	6,923,850
UnumProvident	440,000	10,010,000
		24,106,470
IT Services 3.6%
Amdocs*	310,000	8,525,000
Machinery 2.9%
Caterpillar	120,000	6,932,400
Multiline Retail 3.2%
JC Penney	140,000	7,784,000
Oil, Gas and Consumable Fuel 8.5%
Chevron	110,000	6,244,700
Valero Energy	170,000	8,772,000
Williams Companies*	232,200	5,380,074
		20,396,774
Pharmaceuticals 3.2%
Wyeth	165,000	7,601,550
Road and Rail 6.4%
CSX	150,000	7,615,500
Union Pacific	95,000	7,648,450
		15,263,950
Specialty Retail 2.0%
The Gap	275,000	4,851,000
Thrifts and Mortgage Finance 3.2%
Washington Mutual	175,000	7,612,500
Tobacco 3.1%
Altria Group	100,000	7,472,000
Wireless Telecommunication Services 2.7%
Sprint Nextel	280,000	6,540,800

Total Common Stocks (Cost $193,097,482)		240,261,014

See footnotes on page 12.

11

Portfolio of Investments
December 31, 2005

	Principal Amount	Value
Repurchase Agreement 0.1%
State Street Bank 3.15%, dated 12/30/05, maturing 1/3/06, in the amount of $122,045 collateralized by: $120,000 US Treasury Notes 6%, 8/15/09, with fair market value of $129,318 (Cost $122,000)	$ 122,000	$122,000
Total Investments (Cost $193,219,482) 100.2%		240,383,014
Other Assets Less Liabilities (0.2)%		(426,990)
Net Assets 100.0%		$239,956,024

*Non-income producing securities.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value:
Common stocks (cost $193,097,482)	$ 240,261,014
Repurchase agreement (cost $122,000)	122,000
Total investments (cost $193,219,482)	240,383,014
Cash	131,255
Receivable for dividends and interest	427,736
Receivable for Capital Stock sold	224,545
Expenses prepaid to shareholder servicing agent	40,983
Prepaid registration fees	12,318
Other	3,056
Total Assets	241,222,907
Liabilities:
Payable for securities purchased	628,766
Payable for Capital Stock redeemed	260,140
Management fee payable	163,900
Distribution and service fees payable	127,908
Accrued expenses and other	86,169
Total Liabilities	1,266,883
Net Assets	$ 239,956,024
Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized; 19,116,122 shares outstanding):
Class A	$ 8,188
Class B	4,098
Class C	3,082
Class D	2,768
Class I	876
Class R	104
Additional paid-in capital	226,704,274
Accumulated net investment loss	(4,820)
Accumulated net realized loss	(33,926,078)
Net unrealized appreciation of investments	47,163,532
Net Assets	$ 239,956,024
Net Asset Value per Share:
Class A ($104,699,337 ÷ 8,188,023 shares)	$ 12.79
Class B ($50,508,323 ÷ 4,097,987 shares)	$ 12.33
Class C ($37,981,119 ÷ 3,082,330 shares)	$ 12.32
Class D ($34,083,529 ÷ 2,767,762 shares)	$ 12.31
Class I ($11,357,348 ÷ 876,047 shares)	$ 12.96
Class R ($1,326,368 ÷ 103,973 shares)	$ 12.76

See Notes to Financial Statements.

13

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:
Dividends	$ 4,598,148
Interest	38,244
Total Investment Income	4,636,392
Expenses:
Management fees	1,881,020
Distribution and service fees	1,512,624
Shareholder account services	958,746
Registration	114,998
Custody and related services	71,380
Auditing and legal fees	45,714
Shareholder reports and communications	43,016
Directors’ fees and expenses	12,949
Miscellaneous	22,141
Total Expenses	4,662,588
Net Investment Loss	(26,196)
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	14,759,558
Net change in unrealized appreciation of investments	7,234,790
Net Gain on Investments	21,994,348
Increase in Net Assets from Operations	$ 21,968,152

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment income (loss)	$ (26,196)	$ 276,205
Net realized gain on investments	14,759,558	11,571,309
Payments received from the Manager (Note 8)	—	21,530
Net change in unrealized appreciation of investments	7,234,790	18,407,427
Increase in Net Assets From Operations	21,968,152	30,276,471
Distributions to Shareholders:
Net investment income:
Class A	(6,543)	(215,072)
Class I	(1,490)	(75,482)
Decrease in Net Assets from Distributions	(8,033)	(290,554)
Capital Share Transactions:
Net proceeds from sales of shares	38,502,651	28,416,954
Exchanged from associated funds	28,585,347	23,468,876
Investment of dividends	6,901	261,961
Total	67,094,899	52,147,791
Cost of shares repurchased	(61,968,871)	(53,943,076)
Exchanged into associated funds	(13,612,608)	(15,686,021)
Total	(75,581,479)	(69,629,097)
Decrease in Net Assets from Capital Share Transactions	(8,486,580)	(17,481,306)
Increase in Net Assets	13,473,539	12,504,611
Net Assets:
Beginning of year	226,482,485	213,977,874
End of Year (including undistributed (dividends in excess of) net investment income of $(4,820) and $2,978, respectively)	$ 239,956,024	$ 226,482,485

See Notes to Financial Statements.

15

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Large-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc. (the “Series”), offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent

16

Notes to Financial Statements

bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.
d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.
e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.
f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2005, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $9,077 from sales of Class A shares. Commissions of $63,087 and $15,165 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to

17

Notes to Financial Statements

the Fund pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $237,909, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended December 31, 2005, amounted to $1,507.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $546,830, $384,027, $338,589 and $5,269, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2005, such charges amounted to $15,089. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received commissions of $2,038 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,757, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $958,746 for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount,

18

Notes to Financial Statements

which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Series’ potential obligation under the Guaranties is $380,800. As of December 31, 2005, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor,
Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2005, of $4,820 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. This accumulated balance was paid to participating directors in January, 2006.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks.

During the year ended December 31, 2005, the Fund periodically borrowed from the credit facility. The average outstanding daily balance of bank loans (based on the number of days the loans were outstanding during the period) was $2,617,647, with a weighted average interest rate of 3.78%. The maximum borrowing outstanding during the period was $4,700,000.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2005, amounted to $69,911,584 and $78,250,525, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

19

Notes to Financial Statements

At December 31, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$52,374,659
Gross unrealized depreciation of portfolio securities	(5,211,127)
Net unrealized appreciation of portfolio securities	47,163,532
Capital loss carryforwards	(33,926,078)
Total accumulated earnings	$13,237,454

At December 31, 2005, the Fund had net capital loss carryforwards for federal income tax purposes of $33,926,078, which are available for offset against future taxable net capital gains, with $5,499,963 expiring in 2010 and $28,426,115 expiring in 2011. Accordingly, no capital gain distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

7. Capital Share Transactions  — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2005		2004
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,100,999	$25,034,468	1,211,690	$12,669,306
Exchanged from associated funds	1,138,664	13,636,298	1,164,395	12,097,284
Conversion from Class B*	615,694	7,441,553	251,102	2,618,792
Investment of dividends	420	5,411	16,430	186,479
Total	3,855,777	46,117,730	2,643,617	27,571,861
Cost of shares repurchased	(2,468,491)	(29,794,078)	(1,894,238)	(19,816,708)
Exchanged into associated funds	(612,966)	(7,401,615)	(1,123,873)	(11,384,164)
Total	(3,081,457)	(37,195,693)	(3,018,111)	(31,200,872)
Increase (decrease)	774,320	$ 8,922,037	(374,494)	$(3,629,011)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	181,395	$2,100,663	226,338	$ 2,292,118
Exchanged from associated funds	602,717	6,989,841	533,201	5,444,456
Total	784,112	9,090,504	759,539	7,736,574
Cost of shares repurchased	(1,092,402)	(12,685,261)	(1,473,423)	(15,048,335)
Exchanged into associated funds	(128,475)	(1,478,428)	(179,159)	(1,798,698)
Conversion to Class A*	(636,608)	(7,441,553)	(258,359)	(2,618,792)
Total	(1,857,485)	(21,605,242)	(1,910,941)	(19,465,825)
Decrease	(1,073,373)	$(12,514,738)	(1,151,402)	$(11,729,251)

See footnote on page 21.

20

Notes to Financial Statements

	Year Ended December 31,
	2005		2004
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	244,889	$ 2,829,395	441,673	$ 4,475,633
Exchanged from associated funds	191,152	2,207,655	164,657	1,695,609
Total	436,041	5,037,050	606,330	6,171,242
Cost of shares repurchased	(723,349)	(8,409,587)	(1,123,423)	(11,455,229)
Exchanged into associated funds	(98,130)	(1,135,994)	(61,697)	(615,144)
Total	(821,479)	(9,545,581)	(1,185,120)	(12,070,373)
Decrease	(385,438)	$ (4,508,531)	(578,790)	$ (5,899,131)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	474,469	$ 5,500,198	540,708	$ 5,476,058
Exchanged from associated funds	506,101	5,751,266	413,161	4,177,445
Total	980,570	11,251,464	953,869	9,653,503
Cost of shares repurchased	(725,856)	(8,413,058)	(640,890)	(6,516,747)
Exchanged into associated funds	(307,650)	(3,596,132)	(188,552)	(1,888,015)
Total	(1,033,506)	(12,009,190)	(829,442)	(8,404,762)
Increase (decrease)	(52,936)	$ (757,726)	124,427	$ 1,248,741

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	169,583	$ 2,057,091	269,544	$ 2,832,617
Investment of dividends	114	1,490	6,604	75,482
Total	169,697	2,058,581	276,148	2,908,099
Cost of shares repurchased	(178,989)	(2,183,428)	(97,321)	(1,039,755)
Increase (decrease)	(9,292)	$ (124,847)	178,827	$ 1,868,344

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	80,638	$ 980,836	64,265	$ 671,222
Exchanged from associated funds	25	287	4,824	54,082
Total	80,663	981,123	69,089	725,304
Cost of shares repurchased	(39,596)	(483,459)	(6,343)	(66,302)
Exchanged into associated funds	(38)	(439)	—	—
Total	(39,634)	(483,898)	(6,343)	(66,302)
Increase	41,029	$ 497,225	62,746	$ 659,002

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.  Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

21

Notes to Financial Statements

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Large-Cap Value Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor, or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

22

Notes to Financial Statements

The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $21,530 paid to Seligman Large-Cap Value Fund. This amount has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

23

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$11.62	$10.07		$7.45	$10.86	$12.16
Income (Loss) from Investment Operations:
Net investment income	0.04	0.06		0.07	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.13	1.52		2.63	(3.42)	(1.26)
Total from Investment Operations	1.17	1.58		2.70	(3.35)	(1.20)
Less Distributions:
Dividends from net investment income	—#	(0.03)		(0.08)	(0.06)	(0.06)
Distributions from net realized capital gains	—	—		—	—	(0.04)

Total Distributions	—	(0.03)		(0.08)	(0.06)	(0.10)
Net Asset Value, End of Year	$12.79	$11.62		$10.07	$7.45	$10.86

Total Return	10.08%	15.69	%øø	36.29%	(30.85)%	(9.85)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$104,699	$86,128	$78,428	$61,769	$98,317
Ratio of expenses to average net assets	1.61%	1.62%	1.66%	1.61%	1.46%
Ratio of net investment income to average net assets	0.36%	0.54%	0.89%	0.71%	0.59%
Portfolio turnover rate	29.85%	16.73%	19.09%	24.32%	17.57%

See footnotes on page 29.

24

Financial Highlights

CLASS B
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$11.28	$9.83		$7.28	$10.60	$11.90
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.02)		0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.09	1.47		2.55	(3.31)	(1.24)
Total from Investment Operations	1.05	1.45		2.56	(3.32)	(1.26)
Less Distributions:
Dividends from net investment income	—	—		(0.01)	—	—
Distributions from net realized capital gain	—	—		—	—	(0.04)
Total Distributions	—	—		(0.01)	—	(0.04)
Net Asset Value, End of Year	$12.33	$11.28		$9.83	$7.28	$10.60

Total Return	9.31%	14.75	%øø	35.23%	(31.32)%	(10.58)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$50,508	$58,347	$62,146	$55,420	$91,576
Ratio of expenses to average net assets	2.36%	2.37%	2.42%	2.39%	2.21%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.20)%	0.13%	(0.07)%	(0.16)%
Portfolio turnover rate	29.85%	16.73%	19.09%	24.32%	17.57%

See footnotes on page 29.

25

Financial Highlights

CLASS C
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$11.28	$9.83		$7.28	$10.60	$11.90
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.02)		0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.08	1.47		2.55	(3.31)	(1.24)
Total from Investment Operations	1.04	1.45		2.56	(3.32)	(1.26)
Less Distributions:
Dividends from net investment income	—	—		(0.01)	—	—
Distributions from net realized capital gain	—	—		—	—	(0.04)
Total Distributions	—	—		(0.01)	—	(0.04)
Net Asset Value, End of Year	$12.32	$11.28		$9.83	$7.28	$10.60

Total Return	9.22%	14.75	%øø	35.23%	(31.32)%	(10.58)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$37,981	$39,117	$39,764	$38,439	$66,951
Ratio of expenses to average net assets	2.36%	2.37%	2.42%	2.39%	2.21%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.21)%	0.13%	(0.07)%	(0.16)%
Portfolio turnover rate	29.85%	16.73%	19.09%	24.32%	17.57%

See footnotes on page 29.

26

Financial Highlights

CLASS D
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$11.27	$9.82		$7.27	$10.59	$11.89
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.04)	(0.02)		0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.08	1.47		2.55	(3.31)	(1.24)
Total from Investment Operations	1.04	1.45		2.56	(3.32)	(1.26)
Less Distributions:
Dividends from net investment income	—	—		(0.01)	—	—
Distributions from net realized capital gain	—	—		—	—	(0.04)
Total Distributions	—	—		(0.01)	—	(0.04)
Net Asset Value, End of Year	$12.31	$11.27		$9.82	$7.27	$10.59

Total Return	9.32%	14.77	%øø	35.28%	(31.35)%	(10.59)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$34,084	$31,797	$26,477	$23,176	$39,392
Ratio of expenses to average net assets	2.36%	2.37%	2.42%	2.39%	2.21%
Ratio of net investment income (loss) to average net assets	(0.39)%	(0.20)%	0.13%	(0.07)%	(0.16)%
Portfolio turnover rate	29.85%	16.73%	19.09%	24.32%	17.57%

See footnotes on page 29.

27

Financial Highlights

CLASS I
	Year Ended December 31,
	2005	2004		2003	2002	11/30/01* to 12/31/01
Per Share Data:
Net Asset Value, Beginning of Period	$11.70	$10.13		$7.47	$10.86	$10.80
Income (Loss) from Investment Operations:
Net investment income	0.12	0.12		0.12	0.11	0.01
Net realized and unrealized gain (loss) on investments	1.14	1.54		2.64	(3.42)	0.11
Total from Investment Operations	1.26	1.66		2.76	(3.31)	0.12
Less Distributions:
Dividends from net investment income	—#	(0.09)		(0.10)	(0.08)	—
Distributions from net realized capital gains	—	—		—	—	(0.06)
Total Distributions	—	(0.09)		(0.10)	(0.08)	(0.06)
Net Asset Value, End of Period	$12.96	$11.70		$10.13	$7.47	$10.86

Total Return	10.78%	16.37	%øø	37.01%	(30.52)%	1.13%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$11,357	$10,362		$7,160	$3,568	$118
Ratio of expenses to average net assets	0.97%	0.99%		1.08%	1.08%	1.04	%†
Ratio of net investment income to average net assets	1.00%	1.17%		1.46%	1.24%	1.19	%†
Portfolio turnover rate	29.85%	16.73%		19.09%	24.32%	17.57	%††
Without expense reimbursement:**
Ratio of expenses to average net assets					1.12%	1.76	%†
Ratio of net investment income to average net assets					1.20%	0.48	%†

See footnotes on page 29.

28

Financial Highlights

CLASS R
	Year Ended December 31,
	2005	2004		4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$11.62	$10.08		$7.75
Income (Loss) from Investment Operations:
Net investment income	0.01	0.03		0.04
Net realized and unrealized gain on investments	1.13	1.51		2.37
Total from Investment Operations	1.14	1.54		2.41
Less Distributions:
Dividends from net investment income	—	—		(0.08)
Distributions from net realized capital gain	—	—		—
Total Distributions	—	—		(0.08)
Net Asset Value, End of Period	$12.76	$11.62		$10.08
Total Return	9.81%	15.28	%øø	31.15%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,326	$731	$2
Ratio of expenses to average net assets	1.86%	1.87%	1.85	%†
Ratio of net investment income to average net assets	0.11%	0.29%	0.66	%†
Portfolio turnover rate	29.85%	16.73%	19.09	%ø

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed expenses for certain periods presented.
†	Annualized.
††	For the year ended December 31, 2001.
ø	For the year ended December 31, 2003.
øø	Excluding the effect of the payments received from the Manager (Note 8), total return would have been as follows: Class A 15.68%; Class B 14.74%; Class C 14.74%; Class D 14.76%; Class I 16.36%; and Class R 15.27%.
#	Less than + or – $0.01 per share.

See Notes to Financial Statements.

29

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Large-Cap Value Fund of
Seligman Value Fund Series, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Large-Cap Value Fund, one of the funds constituting Seligman Value Fund Series, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund of Seligman Value Fund Series, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2006

30

Required Federal Income Tax
Information (unaudited)

Dividends paid for the year ended December 31, 2005 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the dividends paid to corporate shareholders qualify for the dividends received deduction. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

For the year ended December 31, 2005, the Fund designates 100%, or the maximum allowable, of its dividend distributions paid as qualified dividends to individual shareholders. In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

31

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors of Seligman Value Fund Series, Inc. (the “Series”), of which the Fund is a series, unanimously approved the continuance of the Management Agreement with the Manager in respect of the Fund at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

32

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Series who are employees or consultants of the Manager and of the officers and employees of the Series, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a

33

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

34

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Large-Cap Value Funds Average over the one-, three- and five-year periods ended

35

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the S&P 500/Barra Value Index and a group of 11 competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005, as applicable. The comparative information showed that the Fund’s results were above the Lipper average, the index and the competitor average in 2003 and 2004 and continued to show strong relative performance in the first nine months of 2005, after having lagged its benchmarks substantially in 2002. The directors also noted that the Fund’s Lipper performance ranking was in the top quartile for the one- and three-year periods and was above median in the five-year period. Based upon their review, the directors concluded that the Fund’s relative investment performance over time had been highly satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of 32 funds in the Lipper Multi-Cap Value Fund category having between $50 million and $1 billion of average net assets attributable to Class A shares in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 0.80% was very close to both the average and the median for the peer group.

The directors also considered the fees the Manager charges other clients with investment objectives similar to the Fund. One of the Manager’s other clients is an unregistered investment company whose shares are sold primarily outside the United States. The fee rate charged to that company is higher than those charged to the Fund. Another registered investment company managed by the Manager offers a series with the same investment objective as the Fund. The directors noted that the effective management fee rate for this other series is the same as that for the Fund.

The Manager also manages accounts for institutional clients with investment objectives similar to the Fund. The fee rates payable by the Manager’s institutional clients are lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significant differences in the scope of services the Manager provides to institutional clients and to the Fund. For example, the Management Agreement requires the Manager to provide, among other things, office facilities, officers (including the Fund’s chief compliance officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and exposure to liability. The Manager also coordinates the provision of services to the Fund by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Fund reflect the costs and risks of the additional obligations. The Manager also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

36

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was considerably higher than the median and average for its peer group, although it was not the highest in the peer group. The Manager explained that this was largely attributable to expenses of SDC resulting in part from the Fund’s large number of small accounts. The directors concluded that the Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The directors noted that the Fund’s fee rate schedule did not include breakpoints, although the management fee rate for another registered investment company managed by the Manager with the same investment objectives of the Fund did include breakpoints (which had not been reached). The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances. Furthermore, the directors concluded that in view of the Fund’s current asset levels and those reasonably anticipated over the next year that it was not necessary at this time to request the Manager to consider implementing breakpoints.

37

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (nonprofit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 41.

38

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Betsy S. Michel (63)[1,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

See footnotes on page 41.

39

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (67)* • Director and Chairman of the Board: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director and President: 1997 to Date • Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Neil T. Eigen (62) • Vice President and Co-Portfolio Manager: 1997 to Date
Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President and Co-Portfolio Manager of Seligman Smaller-Cap Value Fund; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Richard S. Rosen (47) • Vice President and Co-Portfolio Manager: 1997 to Date.
Managing Director, J. & W. Seligman & Co. Incorporated. Vice President and Co-Portfolio Manager of Seligman Smaller-Cap Value Fund; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.

See footnotes on page 41.

40

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49) • Vice President: 1997 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 1997 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

41

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.¹ In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.¹

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.¹ Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Large-Cap Value Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

1 These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

END OF ANNUAL REPORT

EQVLC2 12/05

42

Seligman
Smaller-Cap Value Fund

Annual Report

December 31, 2005

A Value Approach to
Seeking the Capital
Appreciation Potential
of Smaller Companies

J. & W. SELIGMAN & CO.
INCORPORATED

ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Managers	2
Performance Overview	4
Portfolio Overview	7
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	30
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	31
Directors and Officers	38
Additional Fund Information	42

To The Shareholders

Your annual shareholder report for Seligman Smaller-Cap Value Fund follows this letter. The report contains an interview with your Portfolio Managers, investment results, a portfolio of investments, and audited financials statements.

For the year ended December 31, 2005, the Fund posted a total return of –3.08% based on the net asset value of Class A shares. During the same period, the Lipper Small-Cap Value Funds Average posted a total return of 6.14%, and the Russell 2000 Value Index returned 4.71%.

Thank you for your continued support of Seligman Smaller-Cap Value Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 23, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP Independent Registered Public Accounting Firm Deloitte & Touche LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
 Neil T. Eigen and Richard S. Rosen

Q.	How did Seligman Smaller-Cap Value Fund, Inc. perform during the fiscal year ended December 31, 2005?

A:	For the year ended December 31, 2005, Seligman Smaller-Cap Value Fund posted a total return of –3.08% based on the net asset value of Class A shares. For the same period, the Lipper Small Cap Core Funds Average posted a total return of 6.42% and the Russell 2000 Value Index returned 4.71%.

Q:	What market conditions and events materially affected the performance of the Fund for the period?

A.	The year 2005 was a period in which we saw continued economic strengthening. Corporate profits continued to grow — hitting levels not seen since the mid 1960s, and corporate balance sheets were stellar. Companies continued to put their large cash balances to work buying back stock and raising dividends. We saw indications of an improving economic picture in Europe and witnessed an impressive economic upswing in Japan. While the Federal Reserve Board continued its policy of monetary tightening, increasing the overnight fed funds rate eight times for a total of two percentage points in 2005, and energy prices hit all-time highs, the markets, in large part, ignored these factors. The resulting overall economic backdrop was quite favorable.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A.	The past year was a challenging period for the Fund. The fourth quarter brought with it outstanding performance, but not enough to overcome the difficult environment presented earlier in the year. Much of the Fund’s relative underperformance, compared to the benchmark Russell 2000 Value Index can be attributed to its holdings in just two sectors: Information Technology and Materials.

Information Technology posted negative returns for both the benchmark and the Fund for the period. In addition to the Fund’s slight relative overweight, which proved detrimental, stock selection also caused the Fund to significantly underperform the benchmark and hurt performance on both an absolute and relative basis.

Stock selection within the Materials sector also contributed negatively to absolute and relative performance. Overall the sector posted modest, but positive returns for the benchmark, but delivered negative returns for the Fund, due in large part to stock selection. We saw a slight slowdown in the second quarter when economic data suggested the economy had hit a “soft patch.” Many hedge funds responded by shorting materials companies, in anticipation of a drop-off. Materials companies fell hard,

Interview With Your Portfolio Managers
Neil T. Eigen and Richard S. Rosen

and when they rebounded, it was to nowhere near where they had been. The Fund’s holdings within the Consumer Discretionary and Health Care sectors further detracted from performance for the period. The Fund’s largest individual detractor for 2005 was a specialty retail company within the Consumer Discretionary sector that posted exceptionally disappointing results for the period.

Excellent stock selection within the Financials sector, primarily in the insurance industry, contributed positively to Fund performance for the period. The Fund maintained, on average, less than a 10% weighting in the sector, as compared to the benchmark’s average Financials weighting of more than 30%. Returns within the sector for the Fund’s holdings significantly outstripped those of the benchmark. The Fund also posted strong absolute returns in Energy and Industrials, the two best performing sectors in the benchmark for the year.

The views and opinions expressed are those of the Portfolio Manager(s) only, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Smaller-Cap Value Fund is managed by the Seligman Value Team, led by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Co-Portfolio Manager Richard S. Rosen are assisted by Jennifer Haberkorn (assistant trader), David Levy (head trader), and Kari Montanus. The Team is responsible for identifying reasonably valued smaller-capitalization companies with the potential for high returns on equity.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Smaller-Cap Value Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com¹ by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the 1% maximum initial sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares do not have sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares, without the 5% CDSC, and Class D shares, without the 1% CDSC, to a $10,000 investment made in Russell 2000 Value Index, since the Fund’s commencement of operations through December 31, 2005 The performance of Class C, Class I, and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Russell 2000 Value Index excludes the effect of taxes, fees and sales charges.

The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1 The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended December 31, 2005

		Average Annual
	Six Months*	One Year	Five Years	Class A, B, and D Since Inception 4/25/97		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(0.66)%	(7.70)%	9.72%	9.78%		n/a	n/a	n/a
Without Sales Charge	4.31	(3.08)	10.79	10.40		n/a	n/a	n/a
Class B
With CDSC†	(1.10)	(8.51)	9.67	n/a		n/a	n/a	n/a
Without CDSC	3.90	(3.84)	9.94	9.68	ø	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	1.93	(5.66)	9.73	n/a		10.45%	n/a	n/a
Without Sales Charge and CDSC	3.97	(3.78)	9.96	n/a		10.61	n/a	n/a
Class D
With 1% CDSC	2.90	(4.78)	n/a	n/a		n/a	n/a	n/a
Without CDSC	3.90	(3.84)	9.94	9.59		n/a	n/a	n/a
Class I	4.60	(2.56)	n/a	n/a		n/a	11.70%	n/a
Class R
With 1% CDSC	3.14	(4.33)	n/a	n/a		n/a	n/a	n/a
Without CDSC	4.14	(3.39)	n/a	n/a		n/a	n/a	19.70%
Lipper Small-Cap Core Funds Average**	6.49	6.42	9.15	11.00	øø	11.07	11.70	23.25
Lipper Small-Cap Value Funds Average**	5.31	6.14	13.72	12.14	øø	13.34	14.52	24.27
Russell 2000 Value Index**	3.78	4.71	13.54	12.73		13.21	14.78	24.54

See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/05	$15.82	$14.79	$14.80	$14.79	$16.21	$15.72
6/30/05	15.59	14.66	14.66	14.66	15.92	15.52
12/31/04	16.78	15.84	15.84	15.84	17.09	16.73

*	Returns for periods of less than one year are not annualized.
**	The Lipper Small-Cap Core Funds Average, the Lipper Small-Cap Value Funds Average (the “Lipper Averages”) and the Russell 2000 Value Index (the “Russell Index”) are unmanaged benchmarks that assume investment of all distributions and exclude the effect of taxes and sales charges. The Russell Index also excludes the effect of fees. The Lipper Averages measure the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.4 billion as of December 31, 2005). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell Index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2005, Lipper classifies the Fund as a Small-Cap Core Fund. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
ø	Return from inception for Class B Shares reflects automatic conversion to Class A Shares approximately eight years after inception date.
øø	From April 24, 1997.

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004
Common Stocks:
Aerospace and Defense	1	$5,202,508	$7,684,600	2.3	2.1
Airlines	1	6,463,152	11,715,000	3.5	2.3
Beverages	1	2,651,489	7,869,000	2.4	2.1
Biotechnology	2	8,868,911	14,724,643	4.4	4.1
Chemicals	6	29,428,495	39,386,600	11.8	15.2
Commercial Services and Supplies	3	13,986,726	24,668,400	7.4	10.3
Communications Equipment	1	6,336,960	4,833,640	1.4	1.9
Computers and Peripherals	—	—	—	—	2.1
Containers and Packaging	1	4,487,893	4,531,200	1.4	1.6
Diversified Consumer Services	1	4,135,238	9,547,200	2.9	—
Electrical Equipment	1	5,046,964	5,088,208	1.5	1.5
Electronic Equipment and Instruments	1	2,429,685	8,511,600	2.5	2.7
Energy Equipment and Services	2	10,133,459	17,512,400	5.2	4.7
Food Products	1	2,978,071	7,925,400	2.4	2.3
Health Care Providers and Services	2	12,957,620	12,365,000	3.7	6.8
Hotels, Restaurants and Leisure	4	23,082,079	21,716,350	6.5	2.1
Household Durables	1	1,100,524	8,317,250	2.5	3.0
Insurance	3	14,629,292	23,810,533	7.1	5.3
IT Services	1	10,033,173	4,459,500	1.3	2.1
Machinery	3	19,027,867	23,361,770	7.0	6.0
Media	1	6,802,908	8,578,625	2.6	1.3
Metals and Mining	—	—	—	—	2.6
Multiline Retail	1	4,538,468	6,494,000	1.9	1.7
Oil, Gas and Consumable Fuel	1	1,340,028	6,593,600	2.0	—
Paper and Forest Products	1	6,256,243	3,993,600	1.2	1.3
Pharmaceuticals	2	9,277,174	8,669,497	2.5	1.9
Road and Rail	1	2,575,709	7,687,400	2.3	2.0
Semiconductors and Semiconductor Equipment	3	17,426,327	17,352,750	5.2	3.5
Software	—	—	—	—	2.1
Specialty Retail	3	24,067,531	18,836,250	5.6	2.2
Thrifts and Mortgage Finance	—	—	—	—	2.9
	49	255,264,494	336,234,016	100.5	99.7
Short-Term Holding and Other Assets Less Liabilities	1	(1,574,948)	(1,574,948)	(0.5)	0.3
Net Assets	50	$253,689,546	$334,659,068	100.0	100.0

Portfolio Overview

Largest Industries
December 31, 2005

Largest Portfolio Changes
During Past Six Months

Largest Purchases
ATI Technologies*
Landry’s Restaurants*
Penn National Gaming*
Keryx Biopharmaceuticals*
HealthSouth
Cubic
Cadmus Communications
Fred’s
CV Therapeutics

Largest Sales
York International**
Peabody Energy
Brocade Communications Systems**
Extreme Networks**
Brink’s
Protein Design Labs
Montpelier Re Holdings**
Trimble Navigation
Lyondell Chemical
Max Re Capital**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Portfolio Overview

Largest Portfolio Holdings†
December 31, 2005

Security	Value	Percent of Net Assets
Continental Airlines	$11,715,000	3.5
Protein Design Labs	11,662,450	3.5
Brink’s	9,582,000	2.9
Sotheby’s Holdings (Class A)	9,547,200	2.9
Hanover Insurance Group	9,189,400	2.7
Ruby Tuesday	9,061,500	2.7
Universal Compression Holdings	9,046,400	2.7
Chemtura	8,890,000	2.7
Stewart & Stevenson Services	8,853,470	2.6
Terex	8,613,000	2.6

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05

Class A	$1,000.00	1.77%	$1,043.10	$9.12	$1,016.28	$9.00
Class B	1,000.00	2.52%	1,039.00	12.96	1,012.49	12.80
Class C	1,000.00	2.52%	1,039.70	12.97	1,012.49	12.80
Class D	1,000.00	2.52%	1,039.00	12.96	1,012.49	12.79
Class I	1,000.00	1.19%	1,046.00	6.15	1,019.20	6.07
Class R	1,000.00	2.02%	1,041.40	10.39	1,015.02	10.26

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
 December 31, 2005

	Shares	Value
Common Stocks 100.5%
Aerospace and Defense 2.3%
Cubic	385,000	$7,684,600
Airlines 3.5%
Continental Airlines*	550,000	11,715,000
Beverages 2.4%
Constellation Brands (Class A)*	300,000	7,869,000
Biotechnology 4.4%
CV Therapeutics*	123,800	3,062,193
Protein Design Labs*	410,000	11,662,450
		14,724,643
Chemicals 11.8%
Cabot	200,000	7,160,000
Chemtura	700,000	8,890,000
Hercules*	510,000	5,763,000
Lyondell Chemical	187,500	4,466,250
Minerals Technologies	115,000	6,427,350
NOVA Chemicals	200,000	6,680,000
		39,386,600
Commercial Services and Supplies 7.4%
Brink’s	200,000	9,582,000
Korn/Ferry International*	420,000	7,849,800
Waste Connections*	210,000	7,236,600
		24,668,400
Communications Equipment 1.4%
Plantronics	170,800	4,833,640
Containers and Packaging 1.4%
Smurfit-Stone Container*	320,000	4,531,200
Diversified Consumer Services 2.9%
Sotheby’s Holdings (Class A)*	520,000	9,547,200
Electrical Equipment 1.5%
EnerSys*	390,200	5,088,208
Electronic Equipment and Instruments 2.5%
Trimble Navigation*	240,000	8,511,600
Energy Equipment and Services 5.2%
Hanover Compressor*	600,000	8,466,000
Universal Compression Holdings*	220,000	9,046,400
		17,512,400

See footnotes on page 13.

Portfolio of Investments
 December 31, 2005

	Shares	Value
Food Products 2.4%
Bunge	140,000	$7,925,400
Health Care Providers and Services 3.7%
Apria Healthcare Group*	250,000	6,027,500
HealthSouth*	1,300,000	6,337,500
		12,365,000
Hotels, Restaurants and Leisure 6.5%
Landry’s Restaurants	125,000	3,338,750
Penn National Gaming*	100,000	3,294,500
Ruby Tuesday	350,000	9,061,500
WMS Industries*	240,000	6,021,600
		21,716,350
Household Durables 2.5%
Harman International Industries	85,000	8,317,250
Insurance 7.1%
Hanover Insurance Group	220,000	9,189,400
Infinity Property & Casualty	162,600	6,049,533
W.R. Berkley	180,000	8,571,600
		23,810,533
IT Services 1.3%
Carreker*	900,000	4,459,500
Machinery 7.0%
Mueller Industries	215,000	5,895,300
Stewart & Stevenson Services	419,000	8,853,470
Terex*	145,000	8,613,000
		23,361,770
Media 2.6%
Cadmus Communications	425,000	8,578,625
Multiline Retail 1.9%
Fred’s	400,000	6,494,000
Oil, Gas and Consumable Fuel 2.0%
Peabody Energy	80,000	6,593,600
Paper and Forest Products 1.2%
Bowater	130,000	3,993,600
Pharmaceuticals 2.5%
Andrx*	400,000	6,590,000
Keryx Biopharmaceuticals*	141,800	2,079,497
		8,669,497

See footnotes on page 13.

Portfolio of Investments
 December 31, 2005

	Shares or Principal Amount		Value
Road and Rail 2.3%
J.B. Hunt Transport Services	340,000	shs.	$7,687,400
Semiconductors and Semiconductor Equipment 5.2%
ATI Technologies*	500,000		8,487,500
Credence Systems*	800,000		5,560,000
Skyworks Solutions*	650,000		3,305,250
			17,352,750
Specialty Retail 5.6%
Blockbuster (Class A)	900,000		3,375,000
Finish Line (Class A)	430,000		7,488,450
Pacific Sunwear of California*	320,000		7,972,800
			18,836,250

Total Common Stocks (Cost $255,264,494)			336,234,016

Repurchase Agreement 0.2%
State Street Bank 3.15%, dated 12/30/05, maturing 1/3/06, in the amount of $619,217 collateralized by: $595,000 US Treasury Notes 6%, 8/15/09, with fair market value of $641,201 (Cost $619,000)	$619,000		619,000

Total Investments (Cost $255,883,494) 100.7%			336,853,016

Other Assets Less Liabilities (0.7)%			(2,193,948)

Net Assets 100.0%			$334,659,068

* Non-income producing securities.

See Notes to Financial Statements.

Statement of Assets and Liabilities
 December 31, 2005

Assets:
Investments, at value:
Common stocks (cost $255,264,494)	$336,234,016
Repurchase agreement (cost $619,000)	619,000
Total investments (cost $255,883,494)	336,853,016
Cash	96,134
Receivable for Capital Stock sold	521,494
Expenses prepaid to shareholder servicing agent	59,914
Receivable for dividends and interest	35,608
Other	19,445
Total Assets	337,585,611
Liabilities:
Payable for Capital Stock repurchased	2,251,333
Management fee payable	287,657
Distribution and service fees payable	166,743
Payable for securities purchased	110,110
Accrued expenses and other	110,700
Total Liabilities	2,926,543
Net Assets	$334,659,068
Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized; 21,797,212 shares outstanding):
Class A	$10,977
Class B	3,765
Class C	2,560
Class D	3,730
Class I	564
Class R	201
Additional paid-in-capital	249,997,692
Accumulated net investment loss	(4,752)
Accumulated net realized gain	3,674,809
Net unrealized appreciation of investments	80,969,522
Net Assets	$334,659,068
Net Asset Value per Share:
Class A ($173,611,815 ÷ 10,977,419 shares)	$15.82
Class B ($55,686,485 ÷ 3,765,010 shares)	$14.79
Class C ($37,876,192 ÷ 2,559,870 shares)	$14.80
Class D ($55,187,407 ÷ 3,730,365 shares)	$14.79
Class I ($9,141,465 ÷ 563,833 shares)	$16.21
Class R ($3,155,704 ÷ 200,715 shares)	$15.72

See Notes to Financial Statements.

Statement of Operations
 For the Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign tax withheld of $10,810)	$2,592,775
Interest	61,515
Total Investment Income	2,654,290
Expenses:
Management fees	3,546,124
Distribution and service fees	2,147,473
Shareholder account services	1,356,817
Registration	163,528
Custody and related services	105,540
Auditing and legal fees	68,008
Shareholder reports and communications	52,796
Directors’ fees and expenses	16,295
Miscellaneous	22,296
Total Expenses	7,478,877
Net Investment Loss	(4,824,587)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	17,807,616
Net change in unrealized appreciation of investments	(27,238,291)
Net Loss on Investments	(9,430,675)
Decrease in Net Assets from Operations	$(14,255,262)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment loss	$(4,824,587)	$(2,616,674)
Net realized gain on investments	17,807,616	17,226,615
Payments received from the Manager (Note 8)	—	24,662
Net change in unrealized appreciation of investments	(27,238,291)	45,538,264
Increase (Decrease) in Net Assets From Operations	(14,255,262)	60,172,867
Distributions to Shareholders:
Net realized long-term gain on investments:
Class A	(4,694,998)	(3,989,508)
Class B	(1,699,659)	(2,487,534)
Class C	(1,109,110)	(1,156,502)
Class D	(1,605,544)	(1,585,228)
Class I	(232,672)	(219,661)
Class R	(76,776)	(31,257)
Decrease in Net Assets From Distributions	(9,418,759)	(9,469,690)
Capital Share Transactions:
Net proceeds from sales of shares	86,920,623	97,690,509
Exchanged from associated funds	11,091,957	22,603,927
Shares issued in payment of gain distributions	8,160,740	8,516,052
Total	106,173,320	128,810,488
Cost of shares repurchased	(104,459,347)	(73,256,058)
Exchanged into associated funds	(19,540,780)	(14,906,575)
Total	(124,000,127)	(88,162,633)
Increase (Decrease) in Net Assets from Capital Share Transactions	(17,826,807)	40,647,855
Increase (Decrease) in Net Assets	(41,500,828)	91,351,032

Net Assets:
Beginning of year	376,159,896	284,808,864
End of Year (net of accumulated net investment loss of $4,752 and $4,677, respectively)	$334,659,068	$376,159,896

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Smaller-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc. (the “Series”), offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund.
a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based

Notes to Financial Statements

on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.
d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.
e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.
f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.
A portion of the value of shares of Seligman Smaller-Cap Value Fund redeemed by shareholders can be designated as capital gains for federal income tax purposes. The aggregate value of shares redeemed during the Fund’s fiscal year ended December 31, 2005 was $124,000,127. Of this amount, approximately $1,561,000 is designated as long-term capital gains.
3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Series who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2005, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $20,925 from sales of Class A shares. Commissions of $163,805 and $28,855 were paid to dealers for sales of Class A and Class C shares, respectively.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $433,310, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended December 31, 2005, amounted to $7,673.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $718,202, $406,614, $576,097 and $13,250, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2005, such charges amounted to $62,688. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received commissions of $1,380 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,512, pursuant to the Plan.

For the year ended December 31, 2005, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,356,817 for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes, and number of shareholder accounts.

Notes to Financial Statements

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Series’ potential obligation under the Guaranties is $380,800. As of December 31, 2005, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2005, of $4,752 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. This accumulated balance was paid to the participating director in January, 2006.
4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2005, the Fund did not borrow from the credit facility.
5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2005, amounted to $88,632,902 and $117,997,362, respectively.
6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.
At December 31, 2005, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Notes to Financial Statements

At December 31, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$104,279,301
Gross unrealized depreciation of portfolio securities	(23,309,779)
Net unrealized appreciation of portfolio securities	80,969,522
Undistributed net realized gain	3,674,809
Total accumulated earnings	$84,644,331

For the years ended December 31, 2005 and 2004, the tax characterization of distributions to shareholders was the same as for financial reporting purposes.

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Year Ended December 31,
	2005		2004
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	3,663,615	$57,544,471	4,072,051	$61,896,565
Exchanged from associated funds	325,477	5,124,852	622,768	9,566,038
Conversion from Class B*	1,132,716	17,765,797	242,703	3,651,313
Shares issued in payment of gain distribution	252,648	3,847,822	226,088	3,560,887
Total	5,374,456	84,282,942	5,163,610	78,674,803
Cost of shares repurchased	(3,890,073)	(60,863,960)	(2,835,736)	(42,875,710)
Exchanged into associated funds	(471,533)	(7,366,060)	(558,903)	(8,370,720)
Total	(4,361,606)	(68,230,020)	(3,394,639)	(51,246,430)
Increase	1,012,850	$16,052,922	1,768,971	$27,428,373

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	204,674	$3,047,767	347,471	$4,986,481
Exchanged from associated funds	223,413	3,337,451	491,928	7,073,628
Shares issued in payment of gain distribution	106,545	1,520,391	150,621	2,242,738
Total	534,632	7,905,609	990,020	14,302,847
Cost of shares repurchased	(1,107,771)	(16,319,721)	(1,053,804)	(15,049,823)
Exchanged into associated funds	(267,315)	(3,903,212)	(212,474)	(3,006,754)
Conversion to Class A*	(1,204,932)	(17,765,797)	(255,976)	(3,651,313)
Total	(2,580,018)	(37,988,730)	(1,522,254)	(21,707,890)
Decrease	(2,045,386)	$(30,083,121)	(532,234)	$(7,405,043)

See footnote on page 22.

Notes to Financial Statements

	Year Ended December 31,
	2005		2004
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	524,088	$7,764,503	817,368	$11,721,877
Exchanged from associated funds	43,175	640,586	166,888	2,446,375
Shares issued in payment of gain distribution	69,594	993,106	67,062	998,562
Total	636,857	9,398,195	1,051,318	15,166,814
Cost of shares repurchased	(713,501)	(10,504,542)	(458,613)	(6,594,649)
Exchanged into associated funds	(152,390)	(2,264,623)	(139,396)	(1,950,485)
Total	(865,891)	(12,769,165)	(598,009)	(8,545,134)
Increase (decrease)	(229,034)	$(3,370,970)	453,309	$6,621,680

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	950,752	$14,075,597	1,068,030	$15,323,458
Exchanged from associated funds	133,267	1,986,680	240,419	3,467,940
Shares issued in payment of gain distribution	104,423	1,490,117	98,433	1,465,665
Total	1,188,442	17,552,394	1,406,882	20,257,063
Cost of shares repurchased	(947,305)	(13,910,852)	(525,863)	(7,510,743)
Exchanged into associated funds	(417,672)	(6,002,834)	(112,259)	(1,578,616)
Total	(1,364,977)	(19,913,686)	(638,122)	(9,089,359)
Increase (decrease)	(176,535)	$(2,361,292)	768,760	$11,167,704

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	125,260	$1,993,748	131,139	$1,989,729
Shares issued in payment of gain distribution	14,915	232,672	13,703	219,661
Total	140,175	2,226,420	144,842	2,209,390
Cost of shares repurchased	(101,735)	(1,657,944)	(74,264)	(1,130,041)
Increase	38,440	$568,476	70,578	$1,079,349

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	159,471	$2,494,537	114,817	$1,772,399
Exchanged from associated funds	151	2,388	3,106	49,946
Shares issued in payment of gain distribution	5,058	76,632	1,816	28,539
Total	164,680	2,573,557	119,739	1,850,884
Cost of shares repurchased	(77,446)	(1,202,328)	(6,148)	(95,092)
Exchanged into associated funds	(256)	(4,051)	—	—
Total	(77,702)	(1,206,379)	(6,148)	(95,092)
Increase	86,978	$1,367,178	113,591	$1,755,792

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had

Notes to Financial Statements

permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Smaller-Cap Value Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Notes to Financial Statements

The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $24,662 paid to Seligman Smaller-Cap Value Fund. This amount has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$16.78	$14.30		$9.60	$11.63	$10.01
Income (Loss) from Investment Operations:
Net investment loss	(0.16)	(0.07)		(0.11)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.37)	2.99		4.81	(1.91)	1.72
Total from Investment Operations	(0.53)	2.92		4.70	(2.03)	1.62
Less Distributions:
Distributions from net realized capital gain	(0.43)	(0.44)		—	—	—
Net Asset Value, End of Year	$15.82	$16.78		$14.30	$9.60	$11.63

Total Return	(3.08)%	20.58	%øø	48.96%	(17.45)%	16.18%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$173,612	$167,173		$117,200	$68,082	$70,241
Ratio of expenses to average net assets	1.76%	1.75%		1.81%	1.88%	1.75%
Ratio of net investment loss to average net assets	(1.01)%	(0.44)%		(1.14)%	(1.16)%	(0.91)%
Portfolio turnover rate	25.06%	32.70%		26.48%	32.45%	38.37%

See footnotes on page 29.

Financial Highlights

CLASS B
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$15.84	$13.63		$9.22	$11.26	$9.76
Income (Loss) from Investment Operations:
Net investment loss	(0.26)	(0.17)		(0.21)	(0.20)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.36)	2.82		4.62	(1.84)	1.67
Total from Investment Operations	(0.62)	2.65		4.41	(2.04)	1.50
Less Distributions:
Distributions from net realized capital gain	(0.43)	(0.44)		—	—	—
Net Asset Value, End of Year	$14.79	$15.84		$13.63	$9.22	$11.26

Total Return	(3.84)%	19.61	%øø	47.83%	(18.12)%	15.37%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$55,686	$92,034		$86,427	$65,317	$71,088
Ratio of expenses to average net assets	2.51%	2.50%		2.56%	2.63%	2.50%
Ratio of net investment loss to average net assets	(1.76)%	(1.19)%		(1.89)%	(1.91)%	(1.66)%
Portfolio turnover rate	25.06%	32.70%		26.48%	32.45%	38.37%

CLASS C
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$15.84	$13.63		$9.22	$11.26	$9.76
Income (Loss) from Investment Operations:
Net investment loss	(0.26)	(0.17)		(0.19)	(0.20)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.35)	2.82		4.60	(1.84)	1.67
Total from Investment Operations	(0.61)	2.65		4.41	(2.04)	1.50
Less Distributions:
Distributions from net realized capital gain	(0.43)	(0.44)		—	—	—
Net Asset Value, End of Year	$14.80	$15.84		$13.63	$9.22	$11.26

Total Return	(3.78)%	19.61	%øø	47.83%	(18.12)%	15.37%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$37,876	$44,185	$31,832	$20,316	$17,123
Ratio of expenses to average net assets	2.51%	2.50%	2.56%	2.63%	2.50%
Ratio of net investment loss to average net assets	(1.76)%	(1.19)%	(1.89)%	(1.91)%	(1.66)%
Portfolio turnover rate	25.06%	32.70%	26.48%	32.45%	38.37%

See footnotes on page 29.

Financial Highlights

CLASS D
	Year Ended December 31,
	2005	2004		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$15.84	$13.63		$9.22	$11.26	$9.76
Income (Loss) from Investment Operations:
Net investment loss	(0.26)	(0.17)		(0.20)	(0.20)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.36)	2.82		4.61	(1.84)	1.67
Total from Investment Operations	(0.62)	2.65		4.41	(2.04)	1.50
Less Distributions:
Distributions from net realized capital gain	(0.43)	(0.44)		—	—	—
Net Asset Value, End of Year	$14.79	$15.84		$13.63	$9.22	$11.26

Total Return	(3.84)%	19.61	%øø	47.83%	(18.12)%	15.37%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$55,187	$61,889		$42,763	$30,335	$33,025
Ratio of expenses to average net assets	2.51%	2.50%		2.56%	2.63%	2.50%
Ratio of net investment loss to average net assets	(1.76)%	(1.19)%		(1.89)%	(1.91)%	(1.66)%
Portfolio turnover rate	25.06%	32.70%		26.48%	32.45%	38.37%

See footnotes on page 29.

Financial Highlights

CLASS I
	Year Ended December 31,
	2005	2004		2003	2002	11/30/01* to 12/31/01
Per Share Data:
Net Asset Value, Beginning of Period	$17.09	$14.48		$9.66	$11.63	$10.88
Income (Loss) from Investment Operations:
Net investment gain (loss)	(0.07)	0.02		(0.06)	(0.06)	—
Net realized and unrealized gain (loss) on investments	(0.38)	3.03		4.88	(1.91)	0.75
Total from Investment Operations	(0.45)	3.05		4.82	(1.97)	0.75
Less Distributions:
Distributions from net realized capital gain	(0.43)	(0.44)		—	—	—
Net Asset Value, End of Period	$16.21	$17.09		$14.48	$9.66	$11.63

Total Return	(2.56)%	21.23	%øø	49.90%	(16.94)%	6.89%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,141	$8,976		$6,585	$3,613	$110
Ratio of expenses to average net assets	1.18%	1.19%		1.27%	1.26%	1.22%	†
Ratio of net investment gain (loss) to average net assets	(0.43)%	0.12%		(0.60)%	(0.54)%	(0.75)%	†
Portfolio turnover rate	25.06%	32.70%		26.48%	32.45%	38.37%	††
Without expense reimbursement:**
Ratio of expenses to average net assets					1.30%	1.93%	†
Ratio of net investment loss to average net assets					(0.58)%	(1.46)%	†

See footnotes on page 29.

Financial Highlights

CLASS R
	December 31,
	2005	2004		4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$16.73	$14.31		$10.27
Income (Loss) from Investment Operations:
Net investment loss	(0.20)	(0.11)		(0.11)
Net realized and unrealized gain on investments	(0.38)	2.97		4.15
Total from Investment Operations	(0.58)	2.86		4.04
Less Distributions:
Distributions from net realized capital gain	(0.43)	(0.44)		—
Net Asset Value, End of Period	$15.72	$16.73		$14.31

Total Return	(3.39)%	20.15	%øø	39.34%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,156	$1,903		$2
Ratio of expenses to average net assets	2.01%	2.00%		2.03	%†
Ratio of net investment loss to average net assets	(1.26)%	(0.69)%		(1.38	)%†
Portfolio turnover rate	25.06%	32.70%		26.48	%ø

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed expenses for certain periods presented.
†	Annualized.
††	For the year ended December 31, 2001.
ø	For the year ended December 31, 2003.
øø	Excluding the effect of the payments received from the Manager (Note 8), total return would have been as follows: Class A 20.57%; Class B 19.60%; Class C 19.60%; Class D 19.60%; Class I 21.22% and Class R 20.14%.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Smaller-Cap Value Fund of Seligman Value Fund Series, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Smaller-Cap Value Fund, one of the funds constituting Seligman Value Fund Series, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Smaller-Cap Value Fund of Seligman Value Fund Series, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2006

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors of Seligman Value Fund Series, Inc. (the “Series”), of which the Fund is a series, unanimously approved the continuance of the Management Agreement with the Manager in respect of the Fund at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Series who are employees or consultants of the Manager and of the officers and employees of the Series, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Small-Cap Value Funds Average over the one-, three- and five-year periods ended September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the Russell 2000 Value Index and a group of nine competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005, as applicable. The comparative information showed that the Fund’s results were substantially below the Lipper average, the index and the competitor average for the first nine months of 2005, after having been modestly below those benchmarks in 2004 and substantially above them in 2003. The comparative information also showed that over the longer term the Fund’s investment results had generally been above or only modestly below its benchmarks except in 2002 and the first nine months of 2005. The directors noted that the Fund’s Lipper ranking was in the last quartile for the one-, three-, and five-year periods ended September 30, 2005. However, they recognized that this was largely attributable to the results in 2002 and 2005. Based upon their review, the directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of funds in the Lipper Small-Cap Core Fund category having between $50 million and $1 billion of average net assets attributable to Class A shares in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 1.00% was well within the range of management fees paid by the 48 funds in the peer group, although it was somewhat higher than the average and the median for the peer group.

The directors also considered the fees the Manager charges other clients with investment objectives similar to the Fund. Another registered investment company managed by the Manager offers a series with the same investment objective as the Fund. The directors noted that the effective management fee rate for this other series is the same as that for the Fund.

The Manager also manages accounts for institutional clients with investment objectives similar to the Fund. The fee rates payable by the Manager’s institutional clients are generally lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significant differences in the scope of services the Manager provides to institutional clients and to the Fund. For example, the Management Agreement requires the Manager to provide, among other things, office facilities, officers (including the Fund’s chief compliance officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

exposure to liability. The Manager also coordinates the provision of services to the Fund by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Fund reflect the costs and risks of the additional obligations. The Manager also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was considerably higher than the median and the average for its peer group, although it was not the highest in the peer group. The Manager explained that this was in part attributable to the Fund’s management fee rate, which was somewhat higher than the median for the peer group, and also to expenses of SDC resulting in part from the Fund’s large number of small accounts. The Manager also noted that approximately half the funds in the peer group benefited from waivers or reimbursements from their advisers, which had the effect of lowering the median expenses for the peer group. The directors concluded that the Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The directors noted that the Fund’s fee rate schedule did not include breakpoints, although the management fee rate for another registered investment company managed by the Manager with the same investment objective of the Fund did include breakpoints (which had not been reached). The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances. Furthermore, the directors concluded that in view of the Fund’s current asset levels and those reasonably anticipated over the next year that it was not necessary at this time to request the Manager to consider implementing breakpoints.

Directors and Officers
Information pertaining to Directors and Officers of Seligman Smaller-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (nonprofit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
Corporation (diversified energy and chemical company); Director or
Trustee of each of the investment companies of the Seligman Group of
Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 41.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman
Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

See footnotes on page 41.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (67)* • Director and Chairman of the Board: 1997 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director and President: 1997 to Date • Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Neil T. Eigen (62) • Vice President and Co-Portfolio Manager: 1997 to Date
Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President and Co-Portfolio Manager of Seligman Large-Cap Value Fund; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.

Richard S. Rosen (47) • Vice President and Co-Portfolio Manager; 1997 to Date.
Managing Director, J. & W. Seligman & Co. Incorporated. Vice President and Co-Portfolio Manager of Seligman Large-Cap Value Fund; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.

See footnotes on page 41.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49) • Vice President: 1997 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 1997 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.¹ In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.¹

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.¹ Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Smaller-Cap Value Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

1 These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

END OF ANNUAL REPORT

EQVSC2 12/05

ITEM 2.	CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$71,570	$68,294
Audit-Related Fees	—	—
Tax Fees	4,700	4,400
All Other Fees	—	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$124,560	$118,630
Tax Fees	8,000	13,703
All Other Fees	—	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e)(1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,260 and $181,664, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN VALUE FUND SERIES, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: March 8, 2006

By:	/S/ LAWRENCE P.VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: March 8, 2006

SELIGMAN VALUE FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.